Exhibit 99.1
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
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 2/28/01
Distribution Date: 03/26/01
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Balances
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
                                                                   Initial      Period End
    Securitization Value                                    $1,547,538,089  $1,438,699,644
    Reserve Account                                            $81,245,750    $104,458,821
    Class A-1 Notes                                           $180,000,000     $71,161,555
    Class A-2 Notes                                           $600,000,000    $600,000,000
    Class A-3 Notes                                           $300,000,000    $300,000,000
    Class A-4 Notes                                           $389,660,000    $389,660,000
    Subordinated Note                                          $30,951,089     $30,951,089
    Class B Certificates                                       $46,927,000     $46,927,000

Current Collection Period
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    Beginning Securitization Value                          $1,462,413,190
       Principal Reduction Amount                              $23,713,546
    Ending Securitization Value                             $1,438,699,644

    Calculation of Required 2000-A SUBI Collection Account Amount
       Collections
          Receipts of Monthly Payments                         $27,387,186
          Sale Proceeds                                         $1,082,481
          Termination Proceeds                                  $7,915,682
          Recovery Proceeds                                       $104,978
       Total Collections                                       $36,490,327

       Servicer Advances                                        $4,201,267
       Reimbursement of Previous Servicer Advances             ($3,743,465)

    Required 2000-A SUBI Collection Account Amount             $36,948,129

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance     $7,671,245
    Current Period Monthly Payment Advance                      $2,196,222
    Current Period Sales Proceeds Advance                       $2,005,045
    Current Reimbursement of Previous Servicer Advance         ($3,743,465)
    Ending Period Unreimbursed Previous Servicer Advances       $8,129,047

Collection Account
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    Deposits to 2000-A SUBI Collection Account                 $36,948,129
    Withdrawals from 2000-A SUBI Collection Account
       Servicing Fees                                           $1,218,678
       Note Distribution Account Deposit                        $7,643,328
       Reserve Fund Deposit - Subordinated Noteholder Interest    $180,548
       Certificate Distribution Account Deposit                   $273,741
       Monthly Principal Distributable Amount                  $23,713,546
       Reserve Fund Deposit - Excess Collections                $3,918,288
       Payments to Transferor                                           $0
    Total Distributions from 2000-A SUBI Collection Account    $36,948,129



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BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 2/28/01
Distribution Date: 03/26/01
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Note Distribution Account
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    Amount Deposited from the Collection Account               $31,356,874
    Amount Deposited from the Reserve Account                           $0
    Amount Paid to Noteholders                                 $31,356,874

Certificate Distribution Account
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    Amount Deposited from the Collection Account                  $273,741
    Amount Deposited from the Reserve Account                           $0
    Amount Paid to Certificateholders                             $273,741

Distributions
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    Monthly Principal Distributable Amount                 Current Payment  Ending Balance Per $1,000  Factor
    Class A-1 Notes                                            $23,713,546     $71,161,555   $131.74   39.53%
    Class A-2 Notes                                                     $0    $600,000,000     $0.00  100.00%
    Class A-3 Notes                                                     $0    $300,000,000     $0.00  100.00%
    Class A-4 Notes                                                     $0    $389,660,000     $0.00  100.00%
    Subordinated Note                                                   $0     $30,951,089     $0.00  100.00%
    Class B Certificates                                                $0     $46,927,000     $0.00  100.00%

    Interest Distributable Amount                          Current Payment      Per $1,000
    Class A-1 Notes                                               $492,468           $2.74
    Class A-2 Notes                                             $3,325,000           $5.54
    Class A-3 Notes                                             $1,660,000           $5.53
    Class A-4 Notes                                             $2,165,860           $5.56
    Subordinated Note                                             $180,548           $5.83
    Class B Certificates                                          $273,741           $5.83

Carryover Shortfalls
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                                                    Prior Period Carryover Current Payment Per $1,000
    Class A-1 Interest Carryover Shortfall                              $0              $0        $0
    Class A-2 Interest Carryover Shortfall                              $0              $0        $0
    Class A-3 Interest Carryover Shortfall                              $0              $0        $0
    Class A-4 Interest Carryover Shortfall                              $0              $0        $0
    Subordinated Note Interest Carryover Shortfall                      $0              $0        $0
    Certificate Interest Carryover Shortfall                            $0              $0        $0

Residual Value Losses
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                                                            Current Period      Cumulative
    Net Sale Proceeds                                                   $0              $0
    Residual Values                                                     $0              $0

    Residual Value Losses                                               $0              $0

Reserve Account
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    Beginning Period Required Amount                          $104,458,821
    Beginning Period Amount                                   $104,458,821
    Net Investment Earnings                                       $405,858
    Current Period Deposit                                      $4,098,836
    Reserve Fund Draw Amount                                            $0
    Release of Excess Funds                                     $4,504,694
    Ending Period Required Amount                             $104,458,821
    Ending Period Amount                                      $104,458,821

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